THIS AGREEMENT made this 12th day of February, 2002.

BETWEEN:

               Growth Mergers Inc.,
               a corporation incorporated under the laws of the State of Nevada

               Hereinafter called the "Debtor"

                                                              OF THE FIRST PART;

                                   - and -

               Express Enterprises Ltd.
               a corporation incorporated under the laws of the Country of Nevis.

               Hereinafter called the "Lender"

                                                             OF THE SECOND PART.

     WHEREAS the Lender and Debtor have agreed to a credit facility that allows the Debtor to drawn upon the facility to a maximum amount of $100,000.

     AND WHEREAS the loan shall be payable upon demand, be unsecured and non-interest bearing;

     NOW THIS AGREEMENT WITNESSETH that in consideration of the credit facility being granted and the promise of the Debtor to repay the loan in the amount of monies advanced pursuant to the facility, the parties hereby covenant and agree as follows:

1.   AMOUNT AND ADVANCEMENT

     1.1 The Lender shall make available to the Debtor a line of credit in the amount of $100,000 USD for use in its business;

     1.2 The Debtor may drawn upon this line of credit from time to time as it sees fit and after giving notice for the advancement of funds;

     1.3 The Debtor shall give the Lender seven (7) days notice of its request for the advancement of the funds;

     1.4 The Lender shall advance the requested funds to the Debtor upon receipt of the notice requesting the advancement of funds within seven
          (7) days.






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2.0  NATURE OF THE CREDIT FACILITY

     2.1 This credit facility shall be in the nature of a demand loan, payable by the Debtor to the Lender thirty (30) days after the Lender demands payment of the amounts advanced pursuant to this agreement;

     2.2 The said demand shall be in writing and addressed to the Debtor at its address indicated in this agreement;

     2.3 This credit facility shall bear no interest and shall have no security issued or taken against the amounts advanced.


3.0  NOTICE

     3.1  All correspondence and notices to the Debtor shall be delivered to:

          3110 E. Sunset Road, Suite H-1,
          Las Vegas, Nevada
          89120

     3.2  All correspondence and notices to the Lender shall be delivered to:

          22 Canyon Street
          P.O. Box
          Basseterre, St. Kitts
          St. Kitts and Nevis
          West Indies


4.0  JURISDICTION

     4.1 This agreement shall be governed by the laws of Nevis and each party shall attorn to that countries jurisdiction and courts to resolve all disputes;

     4.2 All actions and proceedings and their defence shall be commenced in Nevis, West Indies.


5.0  TIME

     5.1  Time shall be of the essence.


6.0  CORPORATE ACTION

     6.1 The parties hereto agree and acknowledge that they have taken all corporate action necessary to have this agreement properly executed by the corporation and represent that it is binding on the corporation.







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     IN WITNESS  WHEREOF the parties have  hereunto set their hands and seals by the positive act of their officers.



(Seal)                                           Growth Mergers Inc.



                                                 Per:   /s/Winston Barta
                                                     ---------------------------
                                                        President and Director



                                                 Express Enterprises Ltd.
(Seal)



                                                 Per:   /s/Winston Barta
                                                     ---------------------------
                                                        President and Director